UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 27, 2017

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2741 Walnut Avenue, Suite 200, Tustin, California	92780
(Address of Principal Executive Offices)	(Zip Code)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2017, Samuel D. Loughlin, Chairman of the Board of Directors (the “Board”) of Foundation Building Materials, Inc. (the “Company”), delivered notice of his resignation from the Board concurrent with his decision to retire from his position at Lone Star North America Acquisitions, LLC, an affiliate of the Company’s controlling stockholder. Mr. Loughlin's resignation from the Board was effective immediately and did not result from any disagreement with the Company.

On August 1, 2017, the Board appointed Mr. Chris Meyer to serve as Chairman of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: August 1, 2017	By:	/s / Richard Tilley
	Name:	Richard Tilley
	Title:	Vice President, General Counsel and Secretary